Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated September 16, 2008 (as revised October 15, 2008)

and

Prospectus (Class Y shares) Dated September 16, 2008 (as revised October 15, 2008)

Disclosure of Portfolio Holdings

Effective immediately, the Funds’ “Disclosure of Portfolio Holdings” section in the prospectuses will be amended and restated in its entirety to read as follows:

Disclosure of Portfolio Holdings

The Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the back cover of this Prospectus). In addition, by clicking on “Portfolio Holdings” and “Statistical Summaries” under the heading “Communications” on RS Investments’ Web site, the following information is or will be generally available to you:

Information	Available on Web Site no earlier than

Each Fund’s top 10 securities holdings and other portfolio statistics (which may include statistical summaries of the Fund’s portfolio holdings and commentaries by the Fund’s portfolio manager(s) that disclose the identity of a single or a small number of specific securities held by the Fund) as of each quarter’s end

10 days after quarter-end
Each Fund’s holdings as of each quarter’s end	30 days after quarter-end

The Funds or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

March 23, 2009